UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 17, 2011

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 17, 2011, National Western Life Insurance Company (the “Company”) held its Annual Meeting of Stockholders in Austin, Texas to consider and vote on the matters listed below. These matters are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2011. There were 3,434,263 shares of Class A common stock entitled to vote at the meeting and a total of 3,242,227 shares, or 94.4%, were present or represented by proxy at the meeting. In addition, there were 200,000 shares of Class B common stock entitled to vote at the meeting of which 100.0% of the shares were present or represented by proxy. Set forth below are the voting results for each proposal submitted to a vote of stockholders.

Proposal 1. Election of Directors

The Class A and Class B stockholders of the Company elected each of their respective director nominees nominated by the Company’s Board of Directors. The results of the voting were as follows:

Class A Director Nominee	For	Withheld

Robert L. Moody	2,314,201	575,413
Stephen E. Glasgow	2,812,582	77,032
E.J. Pederson	2,787,949	101,665

Class B Director Nominee	For	Against	Abstain

E. Douglas McLeod	200,000	-	-
Charles D. Milos	200,000	-	-
Frances A. Moody-Dahlberg	200,000	-	-
Ross R. Moody	200,000	-	-
Russell S. Moody	200,000	-	-
Louis E. Pauls, Jr.	200,000	-	-

There were 352,613 broker non-votes for each Class A director nominee and none for each Class B director nominee. The individuals shown above were elected to serve as a director until the Company’s 2012 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Proposal 2. Approval of the Amended and Restated 2008 Incentive Plan

The Class A and Class B stockholders of the Company approved the Company’s Amended and Restated 2008 Incentive Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

3,035,019	44,894	9,701	352,613

Proposal 3. Ratification of Independent Registered Public Accounting Firm

The Class A and Class B stockholders of the Company ratified the appointment of KMPG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. The results of the voting were as follows:

For	Against	Abstain

3,436,524	2,281	3,422

Proposal 4. Non-binding Advisory Vote to Approve the Compensation of Named Executive Officers

The Class A and Class B stockholders of the Company approved on an advisory, non-binding basis, the compensation of named executive officers (“say on pay”). The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

2,579,240	503,841	6,533	352,613

Proposal 5. Non-binding Advisory Vote on the Frequency of Future Advisory Voting on Executive Compensation

The Class A and Class B stockholders of the Company recommended in an advisory, non-binding basis, that future advisory votes on the compensation of the named executive officers be held every three (3) years (“say on frequency”). The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

1,372,777	15,376	1,696,713	4,748	352,613

After taking into consideration the foregoing voting results and the prior recommendation of the Board of Directors, the Company will adopt a three-year (triennial) non-binding, advisory stockholder vote on the compensation of named executive officers in its proxy materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: June 20, 2011	By:	/S/ Brian M. Pribyl
Brian M. Pribyl
Senior Vice President
Chief Financial Officer and Treasurer